EXHIBIT 32.1

SECTION 1350 CERTIFICATIONS

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Dolat Ventures Corp. (the “Company”) on Form 10-Q for the period ended November 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shmuel Dovid Hauck, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 8, 2013

/s/ Shmuel Dovid Hauck
Shmuel Dovid Hauck Chief Executive Officer (Principal Executive and Principal Financial Officer)